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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 10, 2004
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  0-19557                    36-3777824
-----------------------------    -------------             -------------------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)



                 1955 Field Court, Lake Forest, Illinois 60045
             -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



                                 (847) 803-4600
                      ------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release issued by Salton, Inc. dated February 10, 2004.

                  99.2 First Amendment to Credit Agreement dated as of February 4, 2004 by and among Salton, Inc., Toastmaster Inc., Salton Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National Association in its capacity as Administrative Agent for the Lenders.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE.

         On February 10, 2004, Salton, Inc. announced its earnings for the fiscal quarter ending December 27, 2003. A copy of Salton, Inc.'s press release is attached hereto as Exhibit 99.1.

         The Company also announced it has entered into an amendment to its senior secured revolving credit facility which, among other things, waives the Company's compliance with a consolidated fixed charge coverage ratio for the fiscal months ending December 27, 2003 and January 31, 2004. A copy of the amendment to the senior secured revolving credit facility is attached hereto as
Exhibit 99.2.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director




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                                  EXHIBIT INDEX





     EXHIBIT                    DESCRIPTION
       NO.

      99.1        Press Release issued by Salton, Inc. dated February 10, 2004.

      99.2 First Amendment to Credit Agreement dated as of February 4, 2004 by and among Salton, Inc., Toastmaster Inc., Salton Toastmaster Logistics LLC, each of Salton's Subsidiaries that are signatories thereto as Guarantors, the Lenders that are signatories thereto and Wachovia Bank, National Association in its capacity as Administrative Agent for the Lenders




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